Exhibit 99.2

COMMERCIAL LEASE

THIS COMMERCIAL LEASE (“Lease”) made and entered into as of the 21st day of June, 2022, by and between Fyler Storage Properties, LLC, a Missouri limited liability corporation (hereinafter referred to as “LESSOR”) AND Allied Healthcare Products, Inc., a Delaware corporation (hereinafter referred to as “LESSEE”).

WITNESSETH, that the said LESSOR for and in consideration of the rents, covenants and agreements hereafter set forth and hereby agreed to be paid, kept, and performed by said LESSEE, has leased and by these presents does lease to said LESSEE the real property described as follows:

1720 Sublette Avenue; and

5427-9 Northrup Ave.,

(242,000 square feet of improvements (+/ -)

Locator Numbers: 40299027000, 40339060000, 40339057000

located in City of St. Louis, Missouri (hereinafter referred to and identified as the “Leased Premises”).

1.          TERM AND USE OF PREMISES. The LESSEE shall have and hold the Leased Premises for the purpose of manufacturing, office, warehouse and any and all other lawful business activities related thereto or as may be otherwise lawfully undertaken in the future by LESSEE.

2.            LESSEE'S ACCEPTANCE OF PREMISES. This Lease is made by LESSOR and accepted by LESSEE subject to the following:

A.	Any state of facts existing prior to the date hereof that an accurate survey or inspection would show.
B.	Any presently existing easements, covenants and encumbrances of record prior to the date hereof and encumbering the Leased Premises, excluding any of monetary liens caused or created by LESSOR, if any.
C.	All zoning regulations affecting the Leased Premises now or hereafter in force.
D.	Restrictive covenants of record prior to the date hereof, if any.

E.	Any existing encroachment of improvements which are part of the Leased Premises on any street or on adjacent property as of the date hereof.
F.	All governmental ordinances, statues and regulations that are applicable to the Leased Premises, and any current violations thereof by the Leased Premises as of the date hereof.
G.	Except as otherwise specifically provided for herein, the condition and state or repair of the Leased Premises as of the date hereof, including the buildings, improvements, and personality thereon, which LESSEE shall specifically accept in their then state. The taking of possession of the Leased Premises by LESSEE shall be conclusive evidence that LESSEE accepts the same “as is”.

3.            TERM OF LEASE.

Term. The initial “Term” of this Lease shall be fifteen (15) years and ten (10) days, commencing on June 21, 2022 and ending on June 30, 2037, at 12:00 o’clock midnight, unless sooner terminated by LESSOR or LESSEE as expressly allowed hereunder. For purposes hereof, a “Lease Year” shall be the twelve month period beginning July 1 and ending June 30.

Option Term. Provided that LESSEE is not then in default beyond applicable notice and cure periods, LESSEE shall have the right to extend the Term up to five (5) consecutive times for extension period(s) of five (5) years each by providing for each election to extend, at least 180 days advanced notice prior to the end of the then expiring term.

4.            RENT PAYMENTS. The annual rent for each Lease Year commencing July 1, 2022 Rent”), both in the initial and renewal Terms hereof, shall be $688,800.00 (the “Initial Rental”), payable in equal monthly installments of $57,400.00. No Rent shall be due and payable for the period June 21, 2022 through June 30, 2022. Rent shall be payable in advance on the first day of every month, commencing July 1, 2022. Rent for partial months shall be prorated based on the actual number of days in the month.

a.            Rental Increase: Every Lease Year following the expiration of first Lease Year of the Term, the Rent payments shall be increased by two (2) percent over the Rent of the then expiring Lease Year. The new payments will be due on July 1 of each successive year. The option years shall contain the same increase over the then expiring yearly rental payment.

b.            Rental Escrow: At the closing of the purchase of the Leased Premises by the LESSOR (Purchaser) from the LESSEE (Seller), LESSEE (Seller) shall escrow for the benefit of the LESSOR an amount equal to four (4) months initial rental payments ($229,600.00) to be held in escrow by the Title Company in an account for the benefit of the LESSOR to guaranty the payment by LESSEE of the Rent for the first two years of this Lease. If there is a default in payment of Rent beyond applicable cure periods on or before June 30, 2024, so much of the escrowed funds as is necessary to cure such default shall be released to LESSOR to cure such default and the remainder shall remain in escrow. On July 1, 2024 the entire remaining amount of the rental escrow shall be released to LESSEE.

5.           UTILITIES. LESSEE shall pay all charges for all utilities, including, but not limited to, electricity, gas, fuel, water, sewer charges and telephone service (including the installation of telephone equipment) used in or upon the Leased Premises, including utilities used by LESSEE prior to the Lease term, as they become due and payable and shall to the extent reasonable, keep such utility accounts in its own name. Provided that LESSOR shall not cause or contribute to, in whole or in part, any interruption in utility service, LESSOR shall not be responsible for any discontinuance or interruption of any utility service and no such discontinuance or interruption shall give the LESSEE the right to terminate this Lease. The rent and additional rent provided for by this Lease shall not be abated because of any such discontinuance or interruption unless LESSOR shall cause or contribute to, in whole or in part, any interruption in utility service, in which event all Rent shall abate until service is restored.

6.           REPAIRS AND MAINTENANCE. LESSEE shall at all times during the Term of this Lease, at its own cost and expense, maintain in a condition that is as good as the condition on the date hereof, but subject to wear, tear, casualty and obsolescence, all buildings and improvements, on the Leased Premises, both inside and outside, structural and non-structural; also, at LESSEE’s cost and expense, put and maintain the Leased Premises in safe condition, and keep reasonably free from snow, ice, rubbish and other obstructions and encumbrances, the walkways, parking lot areas, railings, gutters, and curbs in and around the Leased Premises provided that LESSEE shall not be required to make any replacement, capital improvements or capital repairs in the last three years of the Term hereof. LESSEE shall either (i) enter into an HVAC maintenance and repair contract with a qualified contractor to cause periodic (no less than 2 times per year) servicing of the HVAC system, or (ii) use its own employees to conduct HVAC maintenance and repair no less than 2 times per year and report such activity to LESSOR.

7.           REAL ESTATE TAXES. LESSEE shall pay to LESSOR as additional rent, before any fine, penalty, interest, or cost may be added thereto for the nonpayment thereof (but in no event prior to the date which is 30 days after delivery of an invoice and copy of the tax bill to LESSEE), LESSEE’S pro rata share of all real estate taxes (hereinafter collectively referred to as “real estate taxes”), which are assessed or imposed upon the Leased Premises or any part thereof, and become payable during the Term of this Lease, except as may be specifically provided for to the contrary in this paragraph.

Nothing contained in this Lease shall require LESSEE to pay any franchise, corporate, estate, inheritance, succession, capital levy, or transfer tax of LESSOR, or any income, profits or revenue tax or any other tax, assessment, charge, or levy upon the rent payable by LESSEE under this Lease. Not less than thirty (30) day prior to the date on which said real estate taxes are due and payable, LESSOR shall furnish LESSEE for LESSEE's inspection official invoices or billings for the real estate taxes due. For purposes of this section, LESSEE's “pro rata share” of the real estate taxes due" shall equal the number of days during the calendar year during which this Lease is in full force and effect divided by the number of days in such calendar year. LESSOR shall pay, prior to any delinquency, all real estate taxes.

8.	INSURANCE. During the Term of this Lease, LESSOR shall at all times at its own cost and expense, insure and keep in effect on the permanent improvements situated on the Leased Premises full replacement value coverage reasonably acceptable to LESSEE, from all casualty disasters and fire insurance with additional coverage commonly known as supplemental contract or extended coverage, covering the full insurable value of such improvements inclusive of commercially reasonable Loss of Rental coverage with commercially reasonable premiums. The policy or policies shall include a waiver of subrogation clause. LESSEE shall reimburse LESSOR for all reasonable insurance premiums for insurance LESSOR is required to maintain hereunder promptly upon invoice and delivery of documentation of the paid premiums. LESSOR and LESSEE shall split the cost of the Loss of Rental coverage. LESSOR and LESSEE each hereby release the other for liability for loss or damage to real or personal property to the extent actually insured by the releasing party or required hereunder to be insured by the releasing party and each party shall cause its respective insurance carriers to waive rights of subrogation against the other party.

LESSEE shall be solely responsible for obtaining any fire and extended coverage insurance LESSEE desires for personal property and for all goods, commodities and material stored by LESSEE in or about the Leased Premises.

9.            CASUALTY.

A.            Damage and Repair. If any building or improvement upon the Leased Premises is totally or partially destroyed or damaged as a result of a casualty or hazard, LESSEE shall give notice thereof to LESSOR, and LESSOR shall, at its own expense, repair, replace, and rebuild such building and other improvements. After the commencement of repair, replacement, or rebuilding, LESSOR shall continue the work with reasonable diligence, haste and dispatch until completion. All Rent and other amounts due by LESSEE hereunder shall abate until restoration is complete.

B.            Insurance Proceeds Escrow. For the sole purpose of paying the cost of repair, replacement, or rebuilding, the proceeds of insurance policies and/or such substituted funds required under the Lease, all insurance proceeds shall be kept in a separate and distinct escrow account and disbursed to LESSOR during the course of the work, with LESSEE’S reasonable supervision of such restoration work. If the amount of the insurance proceeds is insufficient to pay the cost of the necessary repair, replacement, or rebuilding of such damaged building or improvements, LESSOR shall pay any and all additional sums required, and if the amount of the insurance proceeds is in excess of the cost thereof, the amount of the excess shall be retained by the LESSOR. All work shall be accomplished by LESSOR in a good and workmanlike and lien-free fashion and in accordance with all laws and permits whether or not insurance proceeds are sufficient.

C.            Termination by Lessee. If the restoration work shall not be commenced and completed within a reasonable time, then LESSOR shall be in default of this Lease and in addition to all other rights and remedies available to LESSEE at law or in equity, then LESSEE shall have the right to terminate this Lease by giving to LESSOR at least thirty (30) days’ written notice of such intention.

10.           TERMINATION BY LESSEE. If the improvements on the Leased Premises shall be damaged or destroyed as a result of a casualty or hazard, to the extent that restoration costs as estimated by LESSEE would exceed fifty percent (50%) of their then value (as determined by LESSEE), then LESSEE shall have the right to cancel this Lease by giving to LESSOR five (5) days’ written notice thereof prior to commencement of restoration. If such right is exercised, this Lease shall wholly cease and expire on the date specified in such notice. All taxes, rents, and other charges shall be prorated and paid to the date specified in such notice of cancellation.

11.           CONTINUATION OF LEASE. Except as otherwise provided in this Lease, this Lease shall not terminate or be affected in any manner by reason of the damage or destruction, by fire or other casualty, in whole or in part, of the Leased Premises.

12.           LIABILITY INSURANCE. During the Term of this Lease, LESSEE, at LESSEE’s expense, shall maintain general commercial liability insurance including contractual liability coverage against claims for injury, wrongful death, or property damage occurring upon, in, or about the Leased Premises, with financially responsible, with single limit coverage of not less than TWO MILLION DOLLARS ($2,000,000.00). In such policy or policies, LESSOR shall be named as an additional insured as its interest may appear.

13.            INSURANCE CERTIFICATES. Prior to the commencement of the Term of this Lease, each of LESSOR and LESSEE shall deliver to the other, certificates of its insurer evidencing all the insurance required to be maintained by LESSOR and LESSEE respectively pursuant to the Lease, and, prior to the expiration of any such insurance, new certificates evidencing the renewal of such insurance, together with receipts showing payment of the premiums therefore.

14.           ALTERATIONS.

a.            LESSEE, at its sole cost and expense, any at any time and from time to time may make improvements, alterations and additions provided, however, that no structural alterations or non-structural alterations in excess of $50,000 per alteration shall be made unless LESSOR shall first have given written approval of the plans and specifications therefore, and unless LESSEE shall first have secured all necessary building permits. All such alterations, modifications, additions, or installations, except trade fixtures, when made, shall become, the property of LESSOR and shall remain upon said Leased Premises as a part thereof at the end of the Term of this Lease. LESSOR agrees not to unreasonably withhold, condition or delay consent to any such alterations, modifications, additions, improvements or installations. If the LESSEE should make any such alterations, LESSEE hereby agrees to indemnify and defend LESSOR from any liability which LESSOR may sustain as a direct consequence thereof.

b.            Notwithstanding anything contained in this Lease to the contrary, all counters, shelving, equipment, furniture, trade fixtures, signs, or other personal property of whatever kind and nature kept or installed by or at the expense of LESSEE or owned by LESSEE, and all other erections, additions, and/or improvements made to, in or on the Leased Premises by and at the expense of LESSEE and susceptible of being removed from the Leased Premises without substantial damage thereto, shall remain the property of LESSEE and LESSEE may remove the same or any part thereof at any time or times during the Term hereof, provided, however, that LESSEE shall promptly cause, at LESSEE's sole cost and expense, the repair in a good and workmanlike manner of any damage to the Leased Premises caused by any such removal. Upon written request of LESSEE or LESSEE's assignees, LESSOR shall execute and deliver any real estate consent or waiver forms submitted by any vendors, lessors, chattel mortgages, or holders or owners of any counter, shelving, equipment, furniture, trade fixtures, signs, or other personal property of whatever kind and nature kept or installed at the expense of LESSEE on the Leased Premises, acknowledging the fat that LESSOR waives, in favor of such vendor, lessor, chattel mortgagee, or any holder or owner, any landlord liens, other liens, claims, interests or other rights superior to that of such vendor, lessor, chattel mortgagee, owner, or holder. LESSOR shall further acknowledge that property covered by such consent or waiver forms is personal property and is not to become a part of the realty no matter how affixed thereto and that such property may be removed from the Leased Premises by the vendor, lessor, chattel mortgagee, owner, or holder at any time upon default in the terms of such chattel mortgage or other similar documents, free and clear of any claim or lien of LESSOR, provided the vendor, lessor, chattel mortgagee, or any holder or owner shall repair damage caused by such removal(s). Notwithstanding the foregoing, LESSOR shall not be required to inquire into the validity of any such consent or waiver executed by LESSOR nor shall LESSOR be liable to LESSEE for any loss or damage suffered by LESSEE on account of LESSOR’S execution of any such document.

c.            Closing Escrow. At the Closing of the sale of the purchase between LESSOR (Purchaser) and LESSEE (Seller), LESSEE shall escrow from its proceeds of such sale with Old Republic Title (“Title Company”) as the title company approved by LESSOR and LESSEE, certain funds to be used by LESSEE to pay for certain work by LESSEE on the Leased Premises as set forth herein. The amount escrowed shall be $1,500,000.00. The agreed upon scope of work by LESSEE and LESSOR shall consist of (i) repair or replacement of portions of the roof (by a roofing contractor reasonably acceptable to LESSOR and LESSEE), (ii) repair or replacement of portions of the HVAC system, and (iii) upgrading of the lighting in the office area; provided that if the foregoing work is performed, the work may also consist of other work on or in the Leased Premises determined by LESSEE (collectively, the “Improvement Work”). As LESSEE proceeds with all or any portion of the Improvement Work with LESSOR reasonable supervision (to the extent LESSOR elects to supervise), funds shall be released from escrow to LESSEE or directly to LESSEE’S contractors as reasonably determined by LESSEE upon delivery by Lessee of invoices and lien waivers for the completed Improvement Work or portion of Improvement Work (which lien waivers may be final or partial and which may be condition on payment). Upon the substantial completion of the components of the Improvement Work, any remaining funds in such escrow shall be immediately released to LESSEE.

15.            LIENS. LESSEE shall not do nor allow anything to be done whereby the Leased Premises, or any part thereof, may be encumbered by a mechanic's lien or similar lien, and if, whenever and as often as any mechanic's or other similar lien is filed against the Leased Premises, or any part thereof, purporting to be for or on account of any labor done or materials or services furnished in connection with any work in or about the Leased Premises, done by, for, or under the authority of LESSEE, or any claiming by, through or under it, LESSEE shall have the right to contest by appropriate proceedings, the amount, validity, or application of any lien arising therefrom provided that (i) such proceedings shall suspend the collection thereof, (ii) no part of the Leased Premises or of the rent would be subject to loss, sale, or forfeiture before termination of any contest, (iii) LESSOR would not be subject to any criminal liability for failure to pay, and (iv) such proceedings shall not affect the payment of rent hereunder or prevent LESSEE from using the Leased Premises for its intended purposes. LESSEE shall conduct such contest in good faith and with due haste and diligence and shall, promptly after the final determination of such contest, pay, and discharge all amounts which shall be determined to be payable by LESSEE therein.

16.            CARE OF PREMISES. LESSEE shall not perform any acts or carry on any practices which may injure the Leased Premises, and shall keep the Leased Premises in a reasonably clean condition in accordance with the applicable laws, directions, rules, and regulations of the governmental agencies having jurisdictions, at the sole cost and expense of LESSEE; and in all respects LESSEE shall comply with all requirements of law applicable to the Leased Premises. LESSEE agrees to provide for the regular removal of trash, snow removal and garbage from the Leased Premises. LESSEE shall not (i) commit waste upon the Leased Premises, or (ii) misuse the plumbing facilities in the Leased Premises.

17.            LESSOR NOT LIABLE. Except as is specifically provided herein to the contrary, LESSOR shall not be liable for any deterioration or change in condition of the Leased Premises. LESSOR shall not be liable for any damages or injuries caused by water, rain, snow, or steam which may leak into, enter, percolate or flow into the Leased Premises from any part of the building, or from the pipes thereof, or from any source whatever, for any damages or injuries caused by other tenants or LESSOR, for damages or injuries caused by fires or explosions from any cause whatsoever, for damages or injuries caused by falling plaster, dampness, any overflow, or leaking into the Leased Premises from the plumbing, gas, water, sewage pipes or the bursting thereof, or for any theft or burglary in or about the Leased Premises.

18.            INDEMNITY. LESSEE shall indemnify and hold LESSOR harmless from and against all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, charges, and expenses, including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against LESSOR arising from any use or condition of the Leased Premises after the commencement of this Lease attributable to the negligence or willful misconduct of LESSEE or LESSEE's employees, customers, agents, invitees, licensees, and guests. In the event that any action or proceeding shall be brought against LESSOR by reason of any claim above referred to for which LESSEE is expressly responsible under this Section 18, LESSEE, upon written notice from LESSOR, shall at LESSEE's sole cost and expense defend the same. LESSOR shall not be liable for any damage to or theft of any personal property, good, commodities, or materials in or about the Leased Premises.

19.            CONDEMNATION. If the whole of the Leased Premises, or such portion thereof as will make the Leased Premises unsuitable for the purposes herein leased, shall be taken for any public or any quasi-public use under any statute or by right of eminent domain, or by private purchase in lieu thereof, then LESSEE may terminate this Lease, and the rent shall be apportioned as of that date. Such termination shall be without prejudice to the rights of either LESSOR or LESSEE to recover compensation from the condemning authority for any loss or damage caused by such condemnation. Neither LESSOR nor LESSEE shall have any rights in or to any award made to the other by the condemning authority. In the case of any governmental action not resulting in the taking or condemnation of any portion of the Leased Premises but creating a right to compensation therefore, such as, without limitation, the changing of the grade of any street upon which the Leased Premises abuts, or if less than fee title to all or any portion of the Leased Premises shall be taken or condemned by any governmental authority for temporary use or occupancy, this Lease shall continue in full force, except that the rent due hereunder during any such temporary use or occupancy by any governmental authority shall be equitably apportioned for the duration of such use or occupation in proportion to the extent to which there is an ascertainable interference with the operation of LESSEE's business and the rights of LESSOR and LESSEE shall be unaffected by any of the other provisions of this Lease.

20.            ASSIGNMENT/SUBLEASE. LESSEE may not assign this Lease or sublet the entirety of the Leased Premises to any person or entity that is not affiliated with or otherwise related to LESSEE without this prior written consent of LESSOR, which said consent shall not be unreasonably withheld, conditioned or delayed, except as related to or resulting from a merger involving LESSEE or the sale of all or part of the stock, membership interests, other ownership interests or assets of LESSEE. LESSEE may freely sublet or license parties of the Leased Premises consisting of less than the entirety of the Leased Premises and may assign, pledge, hypothecate or otherwise grant security interests in this Lease to LESSEE’S lenders. LESSOR shall, within 30 days of written request execute and deliver any landlord consent and/or landlord lien waiver requested by LESSEE’S lenders that have or intend to secure a loan in whole or in part with a security interest in LESSEE’S personal property, inventory or trade fixtures.

21.           DEFAULT.

A.           Events of Default. The occurrence of any of the following shall constitute an event of default:

(i)	Failure by LESSEE to tender any rent payment hereunder when due which continues for a period of fifteen (15) days after notice from LESSOR that same is delinquent; or

(ii)	Failure by LESSEE to perform or observe any of the covenants herein contained on LESSEE's part to be performed or observed and failure by LESSEE to remedy the same within forty-five (45) days after LESSOR shall have given to LESSEE written notice specifying such failure (or within such additional period, if any, as may be reasonably required to cure such default if it is of such nature that it cannot be cured within said forty-five (45) day period); or

(iii)	LESSEE shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors; or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of LESSEE or of any or all of its assets, revenues, issues or profits, or shall make any general assignment for the benefit of creditors, or LESSEE shall make any offer of settlement, extension or composition to its creditors; or

(iv)	A court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against LESSEE seeking any reorganization, dissolution or similar relief under any present or future federal, state, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the first date of entry thereof; or any trustee, receiver or liquidator of LESSEE or of any or all of its assets, revenues, issues or profits, shall be appointed without the consent or acquiescence of LESSEE and such appointment shall remain unvacated and unstayed for an aggregated of sixty (60) days (whether or not consecutive); or

(v)	A writ of execution or attachment or any similar process shall be issued or levied against all or any part of LESSEE's assets, revenues, issues or profits, or any judgment involving monetary damages shall be entered against LESSEE and such execution, attachment or similar process or judgment is not released, bonded, satisfied, vacated or stayed within sixty (60) days after its entry or levy; or

22.            NOTICE OF DEFAULT. Upon the occurrence of an event of default and the passing of any applicable notice and cure periods, LESSOR at any time thereafter may give written notice to LESSEE specifying such event of default and stating that this Lease shall expire on the date specified in such notice, which shall be at least thirty (30) days after the giving of such notice, and upon the date specified in such notice this Lease and all rights of LESSEE hereunder shall terminate.

23.            RE-ENTRY. Upon the expiration of this Lease, LESSEE shall peacefully surrender the Leased Premises to LESSOR, and LESSOR, upon or at any time after any such expiration, may without further notice reenter the Leased Premises and repossess it by summary proceedings, ejectment, or otherwise, and may dispossess LESSEE and remove LESSEE and all other persons and property from the Leased Premises and may have, hold, and enjoy the Leased Premises and the right to receive all rental income therefrom,

24.            RELETTING. At any time after any such expiration, LESSOR may relet the Leased Premises or any part thereof, in the name of LESSOR or otherwise, for such term (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such conditions (which may include reasonable concessions or free rent, provided, however, said free rent shall not be for a period of more than three (3) consecutive months) as LESSOR, in its sole discretion, may determine, and may collect and receive the rent therefore. LESSOR shall in no way be responsible or liable for any failure to relet the Leased Premises or any part thereof, or for any failure to collect any rent due upon any such reletting, provided, however, that LESSOR agrees to use reasonable efforts to mitigate his damages, including by way of illustration only, relet the Leased Premises as soon as practicable after LESSEE's default at a reasonable rate of rent, and to expend only such amounts as are reasonable under the circumstances to effectuate such reletting.

25.            CONTINUED LIABILITY. No such expiration of this Lease shall relieve LESSEE of this liability for obligations that accrued prior to such expiration under this Lease, and such liability for obligations that accrued prior to expiration shall survive any such expiration. In the event of any such expiration, LESSEE shall pay to LESSOR the rent and additional rent required to be paid by LESSEE up to the time of such expiration:

26.            REMEDIES. Upon the occurrence of an event of default by LESSEE and the passing of any applicable notice and cure periods, LESSOR shall have all remedies available at law or in equity.

27.            ENTRY RESERVED BY LESSOR. LESSOR may, during the Term of this Lease, at reasonable times, after one (1) day prior written notice, enter upon the Leased Premises for the purposes required or permitted by this Lease, and may at any time during the last six (6) months of the Term of this Lease after no less than one (1) day prior written notice, show the Leased Premises to prospective lessees, provided that such does not interfere with the operation of LESSEE’S business.

28.            SURRENDER. Upon the expiration of the Term of this Lease, or upon an earlier termination of this Lease as set forth herein, LESSEE shall surrender up peaceable possession of the Leased Premises and all buildings and improvements thereon to LESSOR in good and tenantable repair, reasonable wear and tear, permitted leasehold improvements and alterations (provided that LESSEE may remove trade fixtures and personal property) which are the property of LESSOR, casualty loss and condemnation (if specifically permitted hereunder) excepted. If possession be not immediately surrendered, LESSOR, with process of law, may forthwith re-enter the Leased Premises and repossess the same, or any part thereof, and expel and remove therefrom all persons and property without being deemed guilty of any unlawful act and without prejudice to any other legal remedy available to LESSOR. LESSOR shall hold the Leased Premises after any such re-entry free of any right, privilege, or estate of LESSEE and without any duty or obligation to LESSEE in respect of any subsequent use, reletting or disposition of the Leased Premises.

a.            If LESSEE shall not immediately surrender possession of the Leased Premises at the expiration or termination of this Lease, LESSEE shall become a lessee from month to month, provided rent shall be paid to and accepted by LESSOR, in advance, at the rate of rental payable hereunder just prior to the expiration or termination of this Lease. If LESSEE shall fail to surrender possession of the Leased Premises immediately upon the expiration of the Term hereof, LESSEE hereby agrees that all of the obligations of LESSEE and all rights of LESSOR applicable during the Term of this Lease shall be equally applicable during such period of subsequent occupancy, whether or not a month-to-month tenancy shall have been created as aforesaid.

29.            NOTICES. Any notice required or permitted to be given or served by either party to this Lease shall be deemed to have been given or served when made in writing and (i) forwarded by certified United States mail, postage prepaid, return receipt requested or (ii) deposited with a nationally recognized overnight courier such as Federal Express for next business day delivery, addressed as follows:

TO LESSOR:      Fyler Storage Properties, LLC

Mr. Fred Schmidt and Mr. Don Jacobsmeyer

325 N. Kirkwood Rd.

St. Louis, Missouri 63122

With a copy to:                 Edward J Griesedieck

EJG Legal Consulting, LLC

5 Indian Creek

St. Louis, Missouri 63131

TO LESSEE:       Allied Healthcare Products, Inc.

1720 Sublette Avenue

St. Louis, MO 63110

With a copy to:                 Edward A. Chod

Greensfelder, Hemker & Gale, P.C.

10 S. Broadway, Suite 2000

St. Louis, MO 63102

All rent payments shall be made to the LESSOR at the above address. The addresses may be changed from time to time by either party by serving notice to the other party in the manner above provided

30.            BROKER. Hilliker Group has represented LESSEE with respect to the sale of the Leased Premises by LESSEE to LESSOR (“LESSEE’S Broker”). LESSEE acknowledges that LESSOR has stated that Donald Jacobsmeyer and Fred W. Schmidt are principles in LESSOR and are licensed real estate brokers. LESSOR and LESSEE acknowledge that these brokerage relationships were disclosed prior to execution hereof. LESSEE has not dealt with any broker, agent or finder in connection with this Lease that might give rise to a claim for commission other than LESSEE’S Broker. LESSOR represents and warrants that LESSOR has not dealt with any broker, agent or finder in connection with this Lease that might give rise to a claim for commission against LESSEE or the Leased Premises. Each party hereby agrees to indemnify and hold harmless the other from and against any liability (including costs and reasonable attorneys’ fees) incurred by reason of any breach by the indemnifying party of the foregoing representations, warranties and agreements.

31.            COMPLIANCE WITH LAWS. LESSEE agrees, during the Term of this Lease, to comply with all regulations and requirements of all municipal, county, state, and federal authorities now in force or which may hereafter be in force pertaining to the LESSEE’S use of the Leased Premises. LESSEE shall, however, have the right to contest by appropriate legal proceedings, without cost or expense to LESSOR, the validity of any of the foregoing requirements, statutes and ordinances; and if by the terms of any such statutes or ordinances, compliance therewith may lawfully be postponed without subjecting LESSEE or LESSOR to any liability for failure to comply therewith, LESSEE may postpone such compliance until the final determination of any such proceedings.

32.            PARTIAL INVALIDITY. If any term, covenant, condition or provision of Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

33.            FORCE MAJEURE. It is agreed and understood that with respect to any services to be furnished or repairs to be performed or other obligations by either party during the Term of this Lease, the party shall not be liable for delays in performance when delayed by any cause beyond the reasonable control of such party such as strike, lockout, breakdown, accident, order, or regulation of or by any governmental authority, or failure of supply, or inability, by the exercise of reasonable diligence, to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause due to any act of neglect of the other party hereto, or successor in interest to such other party. The time within which such services shall be performed or services rendered shall be extended for a period of time equivalent to the delay for such cause.

34.            SUBORDINATION. This Lease shall be subject and subordinate at all times to the lien of any LESSOR's mortgage or deed of trust executed after the date hereof encumbering the Leased Premises, or any part thereof without the necessity of any further instrument or act on the part of LESSEE to effectuate such subordination. LESSEE covenants and agrees to execute and deliver upon demand such instrument or instruments necessary to subordinate this Lease to the lien of any deed of trust as shall be desired by any institutional lender or such lender’s standard forms with edits reasonably requested by LESSEE; provided such instrument included non-disturbance protection reasonably requested by LESSEE.

35.            EFFECT OF WAIVER. Any waiver by LESSOR of any breach of this Lease, or of its rights hereunder, shall not constitute a waiver of any other breach or of any other right.

36.            LAW. The law of Missouri shall govern the construction, performance and enforcement of this Lease.

37.            TIME OF ESSENCE. Time shall be of the essence in the performance of every term, covenant and condition of this Lease.

38.            CAPTIONS. The paragraph captions are inserted for convenience of reference and are in no way to be construed as a part of this Lease or as a limitation on the scope of the paragraph to which they refer.

39.            BENEFIT. This Lease shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

40.            ESTOPPEL CERTIFICATES. Each party agrees at any time, and from time to time, upon not less than thirty (30) days' prior request by the other, to execute, acknowledge, and deliver to the other a statement in writing certifying that this Lease has not been and, if such is the fact, is in full force and effect (or, if there have been modifications, stating the modifications, and if such is the fact, that the Lease as modified is in full force and effect), and if such is the fact, that there are no known defaults thereunder or, if there are, specifying the same and any offsets, counterclaims, or defenses being claimed and dates to which the rent and other charges have been paid, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of LESSOR’S interest in the Leased Premises, any potential lender or assignee of LESSEE or any prospective holder of a mortgage or by any other properly interested patty. The execution, acknowledgment, and delivery of any such statement shall not, however, affect any claim or right of action of the party executing, acknowledging or delivering the same as against the other party hereto or as against any other person, firm or corporation and such statement may contain a reservation that such claim or right of action is not waived or released thereby.

41.            MEMORANDUM OF LEASE. This Lease shall not be recorded, provided, however, LESSOR shall, upon demand by LESSEE, execute and deliver to LESSEE a memorandum of this Lease in proper form reasonably acceptable to LESSEE, for the purpose of recording, but such memorandum shall not in any circumstances be deemed to modify or change any of the provisions of this Lease, the provisions of which shall in all instances prevail. LESSEE shall bear any and all costs associated with recording such memorandum.

42.            COUNTERPARTS. This Lease may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute but one and the same instrument. An electronic transmission of an image of this Lease showing a signature, such as a ..pdf, will have the same binding effect as an original bearing an original signature. No party may raise the use of a facsimile machine, electronic mail or other image transmission device or method or the fact that any signature was transmitted as an image as a defense to the enforcement of this Lease.

IN WITNESS WHEREOF, the parties hereunto have executed this Lease as of the day and year first above written.

AGREED:

LESSOR:

Fyler Storage Properties, LLC

By: /s/ Fred Schmidt
Its: Manager

By: /s/ Donald Jacobsmeyer
Its: Manger

LESSEE:

Allied Healthcare Products, Inc.

By: /s/ Joseph F. Ondrus
Its: President